Exhibit 23.02


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We  hereby  consent  to the  incorporation  by  reference  in  the  Registration
Statements  on Form  S-8 (No.  33-98402,  No.  33-74830  and No.  333-13461)  of
Alliance Semiconductor Corporation of our report dated January 22, 1998 appearing in this Annual Report on Form 10-K for the year ended March 31, 1998.

/s/ PRICE WATERHOUSE

Hsinchu, Taiwan, R.O.C.
June 22, 1998

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